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                                                       B&B DRAFT 7/22/97


                         REGISTRATION RIGHTS AGREEMENT
                         -----------------------------

         REGISTRATION RIGHTS AGREEMENT, dated as of July 25, 1997 (this ("Agreement"), by and between FAMILY GOLF CENTERS, INC., a Delaware corporation (the "Company"), Arthur J. Calace Jr., as stockholders representative (in such capacity, the "Stockholders Representative"), and the other persons identified on the signature pages hereto (the "Selling Stockholders").

                              W I T N E S S E T H:
                              - - - - - - - - - -

         WHEREAS, the Company, Lake Grove Family Golf Centers, Inc., a New York corporation and a wholly-owned subsidiary of the Company ("LGFGC") and Leisure Complexes, Inc., a New York corporation ("LCI") are parties to an Agreement and Plan of Merger, dated as of July 25, 1997 (the "Merger Agreement"), pursuant to which, among other things, the Selling Stockholders will receive, as the consideration for their shares of LCI common stock in the merger (the "Merger") contemplated by the Merger Agreement, an aggregate of 509,090 shares of Common Stock, par value of $1.00 per share, of the Company (the "Common Stock") and warrants (the "Warrants") to purchase an additional 55,537 shares of Common Stock.

         WHEREAS, the shares of Common Stock are, and the shares of Common Stock issuable upon exercise of the Warrants will be, "restricted securities" (as defined in Rule 144 under the Securities Act of 1933, as amended), and the Company has agreed to provide the Selling Stockholders with the registration rights set forth herein with respect to the shares of Common Stock issuable in the Merger and the shares of Common Stock issuable upon exercise of the Warrants;

         WHEREAS, Arthur J. Calace Jr. has agreed to act as representative of all of the Selling Stockholders for all purposes of this Agreement, and the Selling Stockholders desire that he act in such capacity; and

         WHEREAS, the execution and delivery of this Agreement is a condition precedent to the obligation of the Company to consummate the Merger and the other transactions contemplated by the Merger Agreement.

         NOW THEREFORE, in consideration of the premises and of the mutual agreements and covenants hereinafter set forth, the parties hereto agree as follows:


    1.   Certain Definitions.

         Business Day: Any day other than a Saturday, Sunday or holiday on which banking

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institutions located in New York, New York are authorized or obligated by law, regulation or executive order to close.

         Commission: The Securities and Exchange Commission, or any other federal agency at the time administering the Securities Act and the Exchange Act.

         Common Stock: As defined in the first recital above.

         Company: As defined in the preamble of this Agreement.

         Company Indemnified Parties: As defined in Section 5(b).

         Escrow Agreement: The Escrow Agreement referred to in the Merger Agreement, as the same may be amended in accordance with its terms.

         Exchange Act: The Securities and Exchange Act of 1934, as amended, or any successor federal statute, and the rules and regulations of the Commission promulgated thereunder, as they each may, from time to time, be in effect.

         Losses: As defined in Section 5(a) hereof.

         Merger Agreement: As defined in the first recital above.

         Stockholders Representative: As defined in the first recital above.

         Prospectus: The prospectus included in the Registration Statement as of the date it becomes effective under the Securities Act and, in the case of references to the Prospectus as of a date subsequent to the effective date of the Registration Statement, as amended or supplemented as of such date, including all documents incorporated by reference therein, as amended, and each prospectus supplement relating to the offering and sale of any of the Registrable Shares.

         Registrable Shares: Shares of Common Stock issued to the Selling Stockholders (i) as part of the merger consideration in the Merger and (ii) upon exercise of the Warrants issued as part of the merger consideration in the Merger, and any other shares of capital stock of the Company issued in respect of such Registrable Shares as a result of stock splits, stock dividends, reclassification, recapitalizations, mergers, consolidations or similar events. Any Registrable Share will cease to be a Registrable Share when (x) a registration statement covering such Registrable Share has been declared effective by the Commission and such Registrable Share has been disposed of pursuant to such effective registration statement, (y) such Registrable Share may be publicly resold without registration pursuant to Rule 144 promulgated by the Commission under the Securities Act or (z) such Registrable Share is no longer beneficially owned by a Selling Stockholder.

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         Registration Statement: A "shelf" registration statement of the
Company on any form for which the Company then qualifies which permits the secondary resale thereunder of the Registrable Shares on a delayed or continuous basis under Rule 415 of the Commission under the Securities Act, or any successor rule that may be promulgated by the Commission under the Securities Act, as they each may, from time to time, be in effect. The term "Registration Statement" shall also include all exhibits and financial statements and schedules and documents incorporated by reference in such Registration Statement when it becomes effective under the Securities Act, and in the case of references to the Registration Statement as of a date subsequent to the effective date, as amended as of such date.

         Securities Act: The Securities Act of 1933, as amended, or any successor federal statute, and the rules and regulations of the Commission promulgated thereunder, as they each may, from time to time, be in effect.

         Selling Stockholders: As defined in the preamble above.

         Special Counsel: Ruskin, Moscou, Evans & Faltischek, P.C.

         Stockholder Indemnified Parties: As defined in Section 5(a).


    2.   Shelf Registration.

         (a) The Company shall:

         (i) file, within the period commencing 90 days and ending 120 days, inclusive, after the date hereof, the Registration Statement covering all Registrable Shares. The section of the Registration Statement entitled "Plan of Distribution" shall provide that the Selling Stockholders may distribute Registrable Shares pursuant to the Registration Statement only in the manner set forth on Exhibit A hereto.

         (ii) use its commercially reasonable efforts to cause the Registration Statement to be declared effective by the Commission as promptly as practicable after filing; and

         (iii) use its commercially reasonable efforts to keep the Registration Statement continuously effective under the Securities Act until the sooner to occur of (x) the sale of all Registrable Shares under the Registration Statement and (y) the first anniversary of the Merger.

         (b) The Company shall amend the Registration Statement or supplement the related Prospectus from time to time as necessary to comply with applicable rules and regulations promulgated by the Commission under the Securities Act or the instructions applicable to the form used for the Registration Statement.

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    3.   Obligations with Respect to Registration.

         (a) In connection with the obligations of the Company pursuant to
Section 2 hereof, the Company shall:

         (i) prepare and file with the Commission the Registration Statement; provided, however, that before filing the Registration Statement and the related Prospectus or any amendments thereto the Company shall afford the Stockholders Representative (as representative of the Selling Stockholders) and Special Counsel an opportunity to review copies thereof. The Company shall not file the Registration Statement or any amendments thereto if the Stockholders Representative or Special Counsel shall reasonably object on a timely basis;

         (ii) notify the Stockholders Representative (as representative of the Selling Stockholders) and Special Counsel (A) of the receipt of any comments from the Commission on the Registration Statement prior to its becoming effective, and the Company's responses thereto, (B) when the Registration Statement becomes effective, (C) when the filing of a post-effective amendment to the Registration Statement or a supplement to the Prospectus is required, when the same is filed, and in the case of a post-effective amendment, when the same becomes effective, (D) of any request by the Commission or any state securities authority for any amendment of or supplement to the Registration Statement or the Prospectus relating thereto or for additional information, (E) of the entry of any stop order suspending the effectiveness of the Registration Statement or of the initiation of any proceedings for that purpose, (F) of the happening of any event or the failure of any event to occur or the discovery of any facts or otherwise that makes any statement made in the Registration Statement or the Prospectus relating thereto untrue in any material respect or that causes such Registration Statement or Prospectus to omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading and (G) of the reasonable determination by the Company that a post-effective amendment to the Registration Statement would be appropriate;

         (iii) use commercially reasonable efforts to obtain the withdrawal of any order suspending the effectiveness of the Registration Statement as soon as reasonably practicable;

         (iv) furnish to the Stockholders Representative (as representative of the Selling Stockholders) and Special Counsel a conformed copy of the Registration Statement as declared effective by the Commission and each post-effective amendment thereto, and such number of copies of the final Prospectus and of each supplement thereto as may reasonably be required to facilitate the distribution of the Registrable Shares by the Selling Stockholders in accordance with the methods of distribution described in the Registration Statement;

         (v) cooperate with the Selling Stockholders to facilitate the timely preparation and delivery of certificates representing Registrable Shares to be sold under the Registration

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    Statement and not bearing any restrictive legends and in such denominations and registered in such names as any Selling Stockholder may reasonably request at least one Business Days prior to the closing of any sale of Registrable Shares by such Selling Stockholder pursuant to the Registration Statement;

         (vi) prepare and file, as soon as reasonably practicable, an appropriate post-effective amendment to the Registration Statement or a supplement to the related Prospectus or file a Form 8-K or other report that will be incorporated by reference into the Prospectus so that, following the occurrence of any circumstance requiring such a filing, the Prospectus included in the Registration Statement, as thereafter delivered to the purchasers of Registrable Shares, will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

         (vii) make generally available to its securityholders earning statements satisfying the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder (or any similar rule promulgated under the Securities Act) no later than 45 days after the end of the 12-month period (or 90 days after the end of any 12-month period if such period is a fiscal year), commencing on the first day of the first fiscal quarter of the Company after the effective date of the Registration Statement, which statements shall cover said 12-month period;

         (viii) register or qualify the Registrable Shares covered by the Registration Statement under such securities or blue sky laws in the United States as may be requested by the Stockholders Representative, and do any and all other acts and things which may be necessary to enable the Selling Stockholders to consummate the disposition in such jurisdictions of Registrable Shares in accordance with a method of distribution described in such Registration Statement; provided, however, that the Company shall in no event be required to qualify to do business as a foreign corporation or as a dealer in any jurisdiction where it is not so qualified, to conform its capitalization or the composition of its assets at the time to the securities or blue sky laws of such jurisdiction, to execute or file any general consent to service of process under the laws of any jurisdiction, to take any action that would subject it to service of process in suits other than those arising out of the offer and sale of the Registrable Shares covered by such Registration Statement, or to subject itself to taxation in any jurisdiction where it has not theretofore done so;

         (ix) cause the Registrable Shares covered by the Registration Statement to be listed on the principal exchange or exchanges or qualified for trading on the principal over-the-counter market on which the shares of Common Stock are then listed or traded upon the sale of Registrable Shares pursuant to the Registration Statement; and

         (x) otherwise comply with applicable rules and regulations of the Commission and use its commercially reasonable efforts to take such other actions as may be required to

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    permit unrestricted sales of Registrable Shares under the Registration
    Statement in accordance with the methods of distribution described therein.

         (b) Notwithstanding anything to the contrary contained herein, if at any time after the filing of the Registration Statement or after it is declared effective by the Commission, the Company determines, in its reasonable business judgment, that such registration and the offering of Registrable Shares thereunder would require the Company to disclose matters, that otherwise would not be required to be disclosed at such time, and such disclosure would interfere with or otherwise adversely affect any financing, acquisition, corporate reorganization, or other material transaction or development involving the Company, then the obligation of the Company under Section 2(a)(ii) or 2(a)(iii), as the case may be, shall be suspended upon the giving of notice to the Stockholders Representative of such suspension; provided, however, that any such suspension shall not last more than 30 days, or past the date on which any Quarterly Report on Form 10-Q or Annual Report on Form 10-K is filed by the Company, following the giving of such notice. Any such notice need not specify the reasons for such suspension if the Company determines, in its reasonable business judgment, that doing so would interfere with or adversely affect such transaction or development or would result in the disclosure of material non-public information. In the event of a suspension pursuant to this Section 3(b), the one-year period referred to in Section 2(a)(iii)(y) will be extended by a number of days equal to the total number of days for which the suspension of the Company's obligations under Section 2(a)(ii) or 2(a)(iii), as the case may be, was in effect.

         (c) The Company's obligations under this Agreement to the Selling Stockholders shall be conditioned upon the compliance by the Selling Stockholders with the following:

              (1) the Selling Stockholders shall cooperate with the Company in connection with the preparation of the Registration Statement and related Prospectus and, for so long as the Company is obligated to keep the Registration Statement effective, the Selling Stockholders shall provide to the Company, in writing, for use in the Registration Statement and the Prospectus, all information regarding the Selling Stockholders and such other information as may be reasonably required to enable the Company to prepare the Registration Statement and Prospectus covering the Registrable Shares and to maintain the currency and effectiveness thereof;

              (2) during such time as the Selling Stockholders may be engaged in a distribution of the Registrable Shares, the Selling Stockholders shall comply with all applicable laws, including, but not limited to, Regulation M promulgated by the Commission under the Exchange Act and pursuant thereto will, among other things: (A) not engage in any stabilization activity in connection with the securities of the Company in contravention of such rules; (B) distribute the Registrable Shares solely in the manner described in the Registration Statement; and (C) not bid for or purchase any securities of the Company or attempt to induce any person to purchase any securities of the Company other than as permitted under the Exchange Act;

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              (3) at least one Business Day prior to any distribution by a
         Selling Stockholder of Registrable Shares, such Selling Stockholder shall advise the Company in writing of the dates on which the distribution will commence and, to the best knowledge of such Selling Stockholders at that time, the date on which the distribution will terminate, the number of Registrable Shares to be sold, the terms and the manner of sale (including, to the extent applicable, the purchase price, the name of any broker-dealer to or through whom such distribution is being made, and the amount of any selling commissions or other items constituting compensation to such broker-dealer) and the number of shares of Common Stock that will be owned beneficially by such Selling Stockholders after giving effect to such sale;

              (4) on notice from the Company of the happening of any of the events specified in clauses (C), (D), (E), (F) or (G) of Section 3(a)(ii), the Selling Stockholders shall cease offering or distributing the Registrable Shares until such time as the Company notifies the Selling Stockholders that offering and distribution of the Registrable Shares may recommence; and

              (5) on notice from the Company that (x) it is about to effect a primary public offering of shares of Common Stock and (y) the managing underwriter(s) for such offering have so requested in writing, then each Selling Stockholder who, as of the date such notice is given, owns in excess of 5% of the issued and outstanding shares of Common Stock of the Company shall cease offering or distributing any of such shares (including Registrable Shares owned by such Selling Stockholders) during the 7 days prior to, and during the 30-day period beginning on, the effective date of the registration statement for such primary public offering.

    4.   Expenses of Registration.

         All expenses in connection with any Registration Statement, any qualification or compliance with federal or state laws required in connection therewith, and the distribution of the Registrable Shares shall, as between the Selling Stockholders and the Company, be borne as follows:

         (a) The Company shall pay and be responsible for the registration fee payable under the Securities Act, blue sky fees and expenses, if applicable (subject to the limitations set forth in Section 3(a)(viii)), printing fees and all fees and disbursements of the Company's counsel and accountants. The Company shall be responsible for fees and disbursements of Special Counsel in connection with the registration of the Registrable Shares under the Registration Statement; provided that the amount of such fees and disbursements payable by the Company shall not exceed $____. Solely at its discretion, the Company may, in lieu of engaging the services of a financial printing company with respect to the Registration Statement or the Prospectus, arrange for the photocopying thereof, in which event the Company will bear the applicable photocopying costs. The Company shall pay the cost of any legal opinion required to remove the restrictive legend from the certificates for any Registrable Shares that are sold by a Selling Stockholder under the Registration Statement

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pursuant to one of the methods of distribution described therein, provided such
Selling Stockholder provides to the Company a broker's letter or other proof, reasonably satisfactory to the Company, that such Registrable Shares have been so sold under the Registration Statement.

         (b) The Selling Stockholders shall pay all fees and disbursements of their own counsel (except as otherwise provided in Section 3(a) above) and advisers, all stock transfer fees (including the cost of all transfer tax stamps) or expenses, if any, and all other expenses (including brokerage discounts, commissions and fees) related to the distribution of the Registrable Shares that have not expressly been assumed by the Company as set forth above.

    5.   Indemnification.

         (a) The Company agrees to indemnify and hold harmless each Selling Stockholder and each person (if any) who controls such Selling Stockholder within the meaning of either the Securities Act or the Exchange Act (collectively, the "Stockholder Indemnified Parties") from and against any losses, claims, damages or liabilities (collectively "Losses"), joint or several, to which such Stockholder Indemnified Parties may become subject, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or the Prospectus, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and, subject to
Section 5(c), the Company will reimburse such Stockholder Indemnified Parties for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such Losses; provided, however, that the Company will not indemnify or hold harmless any Stockholder Indemnified Party from or against any such Losses (i) that arise out of or are based upon any violation of any federal or state securities laws, rules or regulations committed by any of the Stockholder Indemnified Parties (or any person who controls any of them or any agent, or broker-dealer engaged by them) or any failure by such Selling Stockholder to give any purchaser of Registrable Shares, at or prior to the written confirmation of sale, a copy of the most recent Prospectus (provided copies of such Prospectus were previously provided to the Stockholders Representative) or (ii) if the untrue statement, omission or allegation thereof upon which Losses or expenses are based (x) was made in reliance upon and in conformity with the information provided in writing by or on behalf of any Stockholder Indemnified Party specifically for use or inclusion in the Registration Statement or any Prospectus, or (y) was made in any Prospectus used after such time as the Company advised such Selling Stockholder that the filing of a post-effective amendment or supplement thereto was required, except the Prospectus as so amended or supplemented, or (z) was made in any Prospectus used after such time as the Registration Statement ceases to be effective or current or has been withdrawn or abandoned or the use of any such Registration Statement or Prospectus or any offering or distribution pursuant thereto shall have been suspended or delayed hereunder.

         (b) Each Selling Stockholder, individually and not jointly, agrees to indemnify and hold harmless the Company, its directors and officers and each person, if any, who controls the

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Company within the meaning of either the Securities Act or the Exchange Act
(the "Company Indemnified Parties"), from and against any Losses, joint or several, to which the Company Indemnified Parties may become subject, insofar as such Losses (or actions in respect thereof) arise out of or are based upon
(i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or the Prospectus, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, if the statement or omission was made in reliance upon and in conformity with the information provided in writing specifically by or on behalf of such Selling Stockholder or any person who controls such Selling Stockholder for use in the Registration Statement or any Prospectus, (ii) the use of any Prospectus after such time as the Company has advised such Selling Stockholder that the filing of a post-effective amendment or supplement thereto is required, except the Prospectus as so amended or supplemented, (iii) the use of any Prospectus after such time as (x) the Company has given notice to such Selling Stockholder that the Registration Statement is not effective or current or has been withdrawn or abandoned or (y) the Company has given notice to such Selling Stockholder that any offering or distribution pursuant to the related Registration Statement shall have been suspended or delayed hereunder or (iv) any violation by such Selling Stockholder or any person who controls such Selling Stockholder within the meaning of either the Securities Act or the Exchange Act (or any agent or broker-dealer engaged by such Selling Stockholder or any such controlling person) of any federal or state securities law or rule or regulation thereunder or any failure by such Selling Stockholder to give any purchaser of Registrable Shares, at or prior to the written confirmation of sale, a copy of the most recent Prospectus furnished by the Company to the Stockholder Representative; and, subject to Section 5(c), such Selling Stockholder will reimburse such Company Indemnified Parties for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such Losses. For purposes of clause (i) of the preceding sentence and clause (ii) of the last sentence of Section 5(a), but without limiting the generality thereof, any information concerning any Shareholder Indemnified Party or plan of distribution included in any Registration Statement or Prospectus which is provided to the Selling Stockholder for review within a reasonable period before filing or use thereof and to which information such Selling Stockholder has not promptly provided written notice of objection to the Company shall be deemed to have been provided by such Selling Stockholder specifically for use in such Registration Statement or Prospectus.

         (c) Each party entitled to indemnification under this Section 5 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and the Indemnifying Party may participate at its own expense in the defense, or if it so elects, to assume the defense of any such claim and any action or proceeding resulting therefrom, including the employment of counsel and the payment of all expenses. The failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party from its obligations to indemnify such Indemnified Party, except to the extent the Indemnified Party's failure to so notify actually prejudices the Indemnifying Party's ability to defend against such claim, action or proceeding. In the event that the Indemnifying Party elects to assume the defense in any

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action or proceeding, the Indemnified Party shall have the right to employ separate counsel in any such action or proceeding and to participate in the defense thereof, but the fees and expenses of such separate counsel shall be such Indemnified Party's expense unless (i) the Indemnifying Party has agreed to pay such fees and expenses or (ii) the named parties to any such action or proceeding (including any impleaded parties) include an Indemnified Party and the Indemnifying Party, and such Indemnified Party shall have been advised by counsel in writing that there may be a conflict of interest between such Indemnified Party and the Indemnifying Party in the conduct of the defense of such action (in which case, if such Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not assume the defense of such action or proceeding on such Indemnified Party's behalf, it being understood, however, that the Indemnifying Party shall not, in connection with any one such action or proceeding or separate but substantially similar or related actions or proceedings arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys at any time for all Indemnified Parties, which firm shall be designated in writing by the Selling Stockholder(s) or the Company, as the case may be). No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of the Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation. The Indemnifying Party shall not be liable for any settlement of any such action or proceeding effected without its written consent, but if settled with its written consent, or if there be a final judgment for the plaintiff in any such action or proceeding, the Indemnifying Party shall indemnify and hold harmless the Indemnified Party from and against any loss or liability by reason of such settlement or judgment.

         (d) If the indemnification provided for under this Section 5 is unavailable or insufficient to hold the Indemnified Party harmless under subparagraphs (a) or (b) above in respect of any Losses referred to therein for any reason other than as specified therein, then the Indemnifying Party shall contribute to the amount paid or payable by such Indemnified Party as a result of such losses, claims, damages or liabilities in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and such Indemnified Party on the other in connection with the statements or omissions which resulted in such Losses as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by (or omitted to be supplied by) the Company or the Selling Stockholders, the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission and any other equitable considerations appropriate under the circumstances. The amount paid or payable by an Indemnified Party as a result of the Losses referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any such action or claim. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

         6. Stockholders Representative's Power of Attorney. Each Selling Stockholder agrees that the Stockholders Representative shall act as his, her or its representative for all purposes of this Agreement. In furtherance of the foregoing, each of the Selling Stockholders hereby makes, constitutes and appoints the Stockholders Representative as his, her or its true and lawful attorney-in-fact and agent for such Selling Stockholder, in his, her or its name, place and stead, to (i) execute on behalf of the Selling Stockholder all instruments, agreements and documents which are reasonably requested by the Company or otherwise necessary or required to be executed in connection with the preparation, filing and effectuation and maintenance of the Registration Statement and (ii) receive and acknowledge delivery and receipt of any and all notices, instruments, documents and agreements in connection with this Agreement and the transactions contemplated hereunder. Such appointment by each Selling Stockholder shall be deemed to be coupled with an interest hereunder and accordingly shall be irrevocable until the termination of this Agreement in accordance with the terms hereunder.

         7. Notices. All notices, requests, demands, waivers and other communications hereunder shall be in writing and shall be deemed to have been duly given if delivered personally or mailed, certified or registered mail with postage prepaid, or sent by telecopier, as follows:

              (a) if to the Company:

                        Family Golf Centers, Inc.
                        225 Broadhollow Road
                        Melville, New York 11747
                        Attention:  General Counsel
                        Facsimile:  516-694-1935

                        with a copy to:

                        Baker & Botts, L.L.P.
                        599 Lexington Avenue
                        New York, New York 10022
                        Attention: Robert W. Murray Jr., Esq.
                        Facsimile: 212-705-5125

              (b) if to the Stockholders Representative (on behalf of any or all of the Selling Stockholders):

                        Arthur J. Calace Jr.

                        ------------------------------

                        ------------------------------
                        Facsimile:
                                  --------------------

                        with a copy to:

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                        Ruskin, Moscou, Evans & Faltischek, P.C.
                        170 Old Country Road
                        Mineola, New York 11501
                        Attention: Raymond S. Evans
                        Facsimile: 516-663-6641

or to such other person or address as any party shall specify by notice in writing to the other party. All notices and other communications given to a party in accordance with the provisions of this Agreement shall be deemed to have been given (i) three Business Days after the same are sent by certified or registered mail, postage prepaid, return receipt requested, and (ii) when delivered by hand or transmitted by telecopy (with confirmation received). Notwithstanding the preceding sentence, notice of change of address shall be effective only upon actual receipt thereof.

         8. Amendment. Any provision of this Agreement may be amended or modified in whole or in part at any time by an agreement in writing between the Company and the Stockholders Representative. No consent, waiver or similar act shall be effective unless in writing.

         9. Entire Agreement. This Agreement constitutes the entire agreement among the parties hereto and supersedes all prior agreements and understandings, oral and written, among the parties hereto with respect to the subject matter hereof.

         10. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

         11. Governing Law. This Agreement shall be governed by and interpreted in accordance with the internal laws of the State of New York, without giving effect to principles of conflicts of laws.

         12. Assignment. A Selling Stockholder may not assign its rights under this Agreement without the prior written consent of the Company. Subject to the foregoing, this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                                            FAMILY GOLF CENTERS, INC.


                                            By:
                                               --------------------------------
                                               Name:
                                               Title:

                                            STOCKHOLDERS REPRESENTATIVE

                                            -----------------------------------
                                            Name:


                                            SELLING STOCKHOLDERS:


                                                                              *
                                            -----------------------------------
                                            Name:


                                                                              *
                                            -----------------------------------
                                            Name:


                                                                              *
                                            -----------------------------------
                                            Name:


                                                                              *
                                            -----------------------------------
                                            Name:


                                                                              *
                                            -----------------------------------
                                            Name:


                                                                              *
                                            -----------------------------------
                                            Name:

                                                                              *
                                            -----------------------------------
                                            Name:

                                                                              *
                                            -----------------------------------
                                            Name:


*  By Arthur J. Calace Jr., as attorney in fact.

                                  EXHIBIT "A"

                              PLAN OF DISTRIBUTION
                              --------------------


         The Registrable Shares may be sold by the Selling Stockholders directly or through agents designated from time to time or to or through broker-dealers designated from time to time. To the extent required, any such agent or broker-dealer involved in the offer and sale of the Registrable Shares and any applicable commissions, discounts or other items constituting compensation to such agents or broker-dealers will be set forth in a Prospectus Supplement.

         The distribution of the Registrable Shares may be effected from time to time in one or more transactions at a fixed price or prices, which may be changed, at market prices prevailing at the time of sale, at prices related to such prevailing market prices or at prices determined on a negotiated or competitive bid basis. Registrable Shares may be sold through a broker-dealer acting as agent or broker for a Selling Stockholder, or to a broker-dealer acting as principal. In the latter case, the broker-dealer may then resell such Registrable Shares to the public at varying prices to be determined by such broker-dealer at the time of resale.